Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, certain pension and pension settlement expenses, income associated with the San Juan divestment (completed in the first quarter of 2015), gains and losses on disposal of discontinued operations and income and losses from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Quarter Ended 12/31/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(590.8)	(7.50)
Non-cash mark-to-market losses (net of $37.1 tax)	67.0	0.85
Asset impairment, other (net of $297.9 tax)	528.1	6.70
Pension and pension settlement expenses (net of $9.4 tax)	16.9	0.21
Loss associated w/ San Juan Basin divestment (net of $0.0 tax)	0.1	0.00

Adjusted Income from Continuing Operations (Non-GAAP)	21.3	0.27

	Quarter Ended 12/31/2014
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	65.4	0.89
Non-cash mark-to-market gains (net of $94.1 tax)	(167.3)	(2.28)
Asset impairment, other (net of $93.9 tax)	141.9	1.94
Pension and pension settlement expenses (net of $2.0 tax)	3.6	0.05
Income associated w/ San Juan Basin divestment (net of $3.6 tax)	(6.5)	(0.09)

Adjusted Net Income from All Operations (Non-GAAP)	37.1	0.51

Loss from discontinued operations (net of $0.2 tax)	1.1	0.02
Gain from discontinued operations (net of $0.0 tax)	(0.0)	(0.00)

Adjusted Income from Continuing Operations (Non-GAAP)	38.2	0.52

	Year-to-Date Ended 12/31/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(945.7)	(12.43)
Non-cash mark-to-market losses (net of $100.5 tax)	181.3	2.38
Asset impairment, other (net of $468.4 tax)	831.0	10.92
Pension and pension settlement expenses (net of $11.2 tax)	20.1	0.26
Loss associated w/ San Juan Basin divestment (net of $13.1 tax)	(22.1)	(0.29)

Adjusted Income from Continuing Operations (Non-GAAP)	64.5	0.85

	Year-to-Date Ended 12/31/2014
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	568.0	7.75
Non-cash mark-to-market gains (net of $113.7 tax)	(201.8)	(2.75)
Asset impairment, other (net of $162.9 tax)	263.2	3.59
Pension and pension settlement expenses (net of $6.8 tax)	12.2	0.17
Income associated w/ San Juan Basin divestment (net of $20.6 tax)	(37.4)	(0.51)

Adjusted Net Income from All Operations (Non-GAAP)	604.2	8.25

Income from discontinued operations (net of $17.9 tax)	(29.3)	(0.40)
Gain from discontinued operations (net of $285.5 tax)	(439.1)	(5.99)

Adjusted Income from Continuing Operations (Non-GAAP)	135.8	1.85

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes income associated with the San Juan divestment (completed in the first quarter of 2015), impairment losses, certain non-cash mark-to-market derivative financial instruments, certain pension and pension settlement expenses, income and losses from discontinued operations and gains and losses on disposal of discontinued operations. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Quarter Ended 12/31
($ in millions)	2015	2014

Energen Net Income (Loss) (GAAP)	(590.8)	65.4
(Income) Loss associated w/ San Juan Basin divestment, net of tax	0.1	(6.5)

Adjusted Net Income from Continuing Operations (Non-GAAP)	(590.7)	58.9

Interest expense	10.0	10.4
Income tax expense (benefit) *	(334.6)	13.8
Depreciation, depletion and amortization *	159.8	137.0
Accretion expense *	1.7	1.6
Exploration expense *	2.5	5.9
Dry hole expense *	0.1	0.5
Adjustment for asset impairment	825.9	235.3
Adjustment for mark-to-market (gains) losses *	104.1	(261.5)
Adjustment for pension and pension settlement expenses	26.2	5.5
Adjustment for loss from discontinued operations, net of tax	0.0	1.1
Adjustment for gain on disposal from discontinued operations, net of tax	0.0	(0.0)

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	205.0	208.6

Reconciliation To GAAP Information	Year-to-Date Ended 12/31
($ in millions)	2015	2014

Energen Net Income (Loss) (GAAP)	(945.7)	568.0
(Income) Loss associated w/ San Juan Basin divestment, net of tax	(22.1)	(37.4)

Adjusted Net Income from Continuing Operations (Non-GAAP)	(967.8)	530.7

Interest expense	43.1	37.8
Income tax expense (benefit) *	(548.1)	20.1
Depreciation, depletion and amortization *	585.7	492.5
Accretion expense *	6.7	6.0
Exploration expense *	7.8	14.6
Dry hole expense *	7.1	9.2
Adjustment for asset impairment	1,292.3	416.8
Adjustment for mark-to-market (gains) losses *	281.8	(315.4)
Adjustment for pension and pension settlement expenses	31.3	18.9
Adjustment for loss from discontinued operations, net of tax	0.0	(29.3)
Adjustment for gain on disposal from discontinued operations, net of tax	0.0	(439.1)

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	739.8	762.9

Note: Amounts may not sum due to rounding

*	Amount adjusted to exclude San Juan Basin divestment in either current or prior period. See reconciliation to GAAP Information for the Quarter and Year-to-Date Ended 12/31/2015 and 12/31/2014.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin (completed in the first quarter of 2015) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment
Reconciliation to GAAP Information	Quarter Ended
	December 31, 2015
(in thousands except per share and production data)
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$167,751		$11		$167,740
Gain (loss) on derivative instruments	25,048		$—		25,048

Total Revenues	192,799		11		192,788

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	52,447	$8.79	(1)	$0.00	52,448	$8.79
Production and ad valorem taxes	11,597	$1.94	1	$0.00	11,596	$1.94
O&G Depreciation, depletion and amortization	158,371	$26.54	—	$0.00	158,371	$26.54
FF&E Depreciation, depletion and amortization	1,413	$0.24	—	$0.00	1,413	$0.24
Asset impairment	825,918		—		825,918
Exploration	2,604		—		2,604
General and administrative	54,794	$9.18	—	$0.00	54,794	$9.18
Accretion of discount on asset retirement obligations	1,729		—		1,729
(Gain) loss on sale of assets and other	(524)		113		(637)

Total costs and expenses	1,108,349		113		1,108,236

Operating Income (Loss)	(915,550)		(102)		(915,448)

Other Income/(Expense)
Interest Expense	(10,022)		—		(10,022)
Other income	80		—		80

Total other expense	(9,942)		—		(9,942)

Income (Loss) from Continuing Operations Before Income Taxes	(925,492)		(102)		(925,390)
Income tax expense (benefit)	(334,686)		(37)		(334,649)

Income (Loss) From Continuing Operations	(590,806)		(65)		(590,741)

Discontinued Operations, net of tax
Income (loss) from discontinued operations	—		—		—
Gain on Disposal of discontinued ops	—		—		—

Income from discontinued ops	—		—		—

Net Income (Loss)	$(590,806)		$(65)		$(590,741)

Diluted Earnings Per Average Common Share
Continuing Operations	$(7.50)		$—		$(7.50)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(7.50)		$—		$(7.50)

Basic earning Per Average Common Share
Continuing Operations	$(7.50)		$—		$(7.50)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(7.50)		$—		$(7.50)

Oil	3,584		—		3,584
NGL	1,078		—		1,078
Natural Gas	1,305		—		1,305

Total Production (mboe)	5,967		—		5,967

Total Production (boepd)	64,859		—		64,859

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin (completed in the first quarter of 2015) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment
Reconciliation to GAAP Information	Quarter Ended
	December 31, 2014
(in thousands except per share and production data)
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$286,747		$35,307		$251,440
Gain (loss) on derivative instruments	325,521		$4,609		320,912

Total Revenues	612,268		39,916		572,352

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	74,571	$11.16	14,471	$9.28	60,100	$11.74
Production and ad valorem taxes	20,961	$3.14	3,141	$2.01	17,820	$3.48
O&G Depreciation, depletion and amortization	147,487	$22.08	11,933	$7.65	135,554	$26.47
FF&E Depreciation, depletion and amortization	1,509	$0.23	70	$0.04	1,439	$0.28
Asset impairment	235,301		—		235,301
Exploration	6,872		396		6,476
General and administrative	28,553	$4.27	(611)	($0.39)	29,164	$5.69
Accretion of discount on asset retirement obligations	1,958		398		1,560
(Gain) loss on sale of assets and other	833		—		833

Total costs and expenses	518,045		29,798		488,247

Operating Income (Loss)	94,223		10,118		84,105

Other Income/(Expense)
Interest Expense	(10,397)		—		(10,397)
Other income	134		—		134

Total other expense	(10,263)		—		(10,263)

Income (Loss) from Continuing Operations Before Income Taxes	83,960		10,118		73,842
Income tax expense (benefit)	17,441		3,596		13,845

Income (Loss) From Continuing Operations	66,519		6,522		59,997

Discontinued Operations, net of tax
Income (loss) from discontinued operations	(1,143)		—		(1,143)
Gain on Disposal of discontinued ops	42		—		42

Income from discontinued ops	(1,101)		—		(1,101)

Net Income (Loss)	$65,418		$6,522		$58,896

Diluted Earnings Per Average Common Share
Continuing Operations	$0.91		$(0.09)		$0.82
Discontinued Operations	$(0.02)		$—		$(0.02)

Net Income (Loss)	$0.89		$(0.09)		$0.80

Basic earning Per Average Common Share
Continuing Operations	$0.91		$(0.09)		$0.82
Discontinued Operations	$(0.01)		$—		$(0.01)

Net Income (Loss)	$0.90		$(0.09)		$0.81

Oil	3,213		4		3,209
NGL	1,027		148		879
Natural Gas	2,441		1,408		1,033

Total Production (mboe)	6,681		1,560		5,121

Total Production (boepd)	72,620		16,957		55,663

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin (completed in the first quarter of 2015) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment
Reconciliation to GAAP Information	Year-to-Date Ended
	December 31, 2015
(in thousands except per share and production data)
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$763,261		$24,246		$739,015
Gain (loss) on derivative instruments	115,293		$8,369		106,924

Total Revenues	878,554		32,615		845,939

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	228,380	$9.51	14,526	$9.77	213,854	$9.49
Production and ad valorem taxes	57,380	$2.39	1,908	$1.28	55,472	$2.46
O&G Depreciation, depletion and amortization	587,882	$24.47	8,068	$5.43	579,814	$25.73
FF&E Depreciation, depletion and amortization	5,907	$0.25	—	$0.00	5,907	$0.26
Asset impairment	1,292,308		—		1,292,308
Exploration	14,878		—		14,878
General and administrative	149,132	$6.21	(560)	($0.38)	149,692	$6.64
Accretion of discount on asset retirement obligations	7,108		433		6,675
(Gain) loss on sale of assets and other	(26,570)		(26,969)		399

Total costs and expenses	2,316,405		(2,594)		2,318,999

Operating Income (Loss)	(1,437,851)		35,209		(1,473,060)

Other Income/(Expense)
Interest Expense	(43,108)		—		(43,108)
Other income	223		—		223

Total other expense	(42,885)		—		(42,885)

Income (Loss) from Continuing Operations Before Income Taxes	(1,480,736)		35,209		(1,515,945)
Income tax expense (benefit)	(535,005)		13,133		(548,138)

Income (Loss) From Continuing Operations	(945,731)		22,076		(967,807)

Discontinued Operations, net of tax
Income (loss) from discontinued operations	—		—		—
Gain on Disposal of discontinued ops	—		—		—

Income from discontinued ops	—		—		—

Net Income (Loss)	$(945,731)		$22,076		$(967,807)

Diluted Earnings Per Average Common Share
Continuing Operations	$(12.43)		$(0.29)		$(12.72)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(12.43)		$(0.29)		$(12.72)

Basic earning Per Average Common Share
Continuing Operations	$(12.43)		$(0.29)		$(12.72)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(12.43)		$(0.29)		$(12.72)

Oil	14,023		1		14,022
NGL	4,065		139		3,926
Natural Gas	5,934		1,347		4,587

Total Production (mboe)	24,022		1,487		22,535

Total Production (boepd)	65,814		4,074		61,740

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin (completed in the first quarter of 2015) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment
Reconciliation to GAAP Information	Year-to-Date Ended
	December 31, 2014
(in thousands except per share and production data)
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$1,344,194		$169,997		$1,174,197
Gain (loss) on derivative instruments	335,019		$22,354		312,665

Total Revenues	1,679,213		192,351		1,486,862

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	274,432	$10.68	59,736	$9.07	214,696	$11.24
Production and ad valorem taxes	102,063	$3.97	15,085	$2.29	86,978	$4.55
O&G Depreciation, depletion and amortization	543,738	$21.17	55,786	$8.47	487,952	$25.55
FF&E Depreciation, depletion and amortization	4,826	$0.19	246	$0.04	4,580	$0.24
Asset impairment	416,801		—		416,801
Exploration	28,090		4,244		23,846
General and administrative	122,052	$4.75	(2,294)	($0.35)	124,346	$6.51
Accretion of discount on asset retirement obligations	7,608		1,561		6,047
(Gain) loss on sale of assets and other	2,642		—		2,642

Total costs and expenses	1,502,252		134,364		1,367,888

Operating Income (Loss)	176,961		57,987		118,974

Other Income/(Expense)
Interest Expense	(37,771)		—		(37,771)
Other income	1,181		—		1,181

Total other expense	(36,590)		—		(36,590)

Income (Loss) from Continuing Operations Before Income Taxes	140,371		57,987		82,384
Income tax expense (benefit)	40,728		20,609		20,119

Income (Loss) From Continuing Operations	99,643		37,378		62,265

Discontinued Operations, net of tax
Income (loss) from discontinued operations	29,292		—		29,292
Gain on Disposal of discontinued ops	439,097		—		439,097

Income from discontinued ops	468,389		—		468,389

Net Income (Loss)	$568,032		$37,378		$530,654

Diluted Earnings Per Average Common Share
Continuing Operations	$1.36		$(0.51)		$0.85
Discontinued Operations	$6.39		$—		$6.39

Net Income (Loss)	$7.75		$(0.51)		$7.24

Basic earning Per Average Common Share
Continuing Operations	$1.37		$(0.52)		$0.85
Discontinued Operations	$6.42		$0.01		$6.43

Net Income (Loss)	$7.79		$(0.51)		$7.28

Oil	11,814		16		11,798
NGL	4,103		695		3,408
Natural Gas	9,767		5,876		3,891

Total Production (mboe)	25,684		6,587		19,097

Total Production (boepd)	70,367		18,047		52,321

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Excluding production associated with certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding data associated with the divestment of assets in the San Juan Basin (including the completed sale in the first quarter of 2015) and non-core properties held for sale provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this measure is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Production Excluding San Juan Divestment and Planned Sales
Reconciliation to GAAP Information	Year-to-Date Ended
	December 31, 2015
	GAAP	San Juan Basin and Non-Core Assets	Non-GAAP

Oil	14,023	658	13,365
NGL	4,065	787	3,278
Natural Gas	5,934	2,358	3,576

Total Production (mboe)	24,022	3,803	20,219

Total Production (boepd)	65,814	10,420	55,397

Note: Amounts may not sum due to rounding